UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2025
Opendoor Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39253	30-1318214
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 N. Scottsdale Road, Suite 1000
Tempe,	AZ	85288
(Address of principal executive offices)		(Zip Code)
(480) 618-6760
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	OPEN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On July 31, 2025, Opendoor Technologies Inc. (the “Company”) received written notice from the Nasdaq Stock Market notifying the Company that it had regained compliance with the minimum $1.00 per share requirement for continued listing on the Nasdaq Global Select Market as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”). The closing bid price of the Company’s common stock was at least $1.00 per share for 12 consecutive business days, from July 15 to July 30, 2025. Accordingly, the Company has regained compliance and Nasdaq has closed this matter.
Nasdaq previously notified the Company on May 28, 2025, that, because the closing bid price of the Company’s common stock had fallen below $1.00 per share for 30 consecutive business days, the Company had no longer met the minimum Bid Price Requirement.
The Board of Directors (the “Board”) of the Company has decided to cancel the Special Meeting of Stockholders (the “Special Meeting), scheduled for August 27, 2025, which was intended to consider two proposals related to a discretionary reverse stock split of the Company’s common stock. In light of the Company regaining compliance with the Bid Price Requirement the Board has determined that it is in the best interests of the Company and its stockholders to not proceed with the reverse stock split proposal at this time and to cancel the Special Meeting.
Item 9.01Financial Statements and Exhibits
(d)Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 1, 2025
104	Cover Page Interactive Data File (Cover page XBRL tags are embedded within the Inline XBRL document)

The information contained in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Opendoor Technologies Inc.

Date: August 1, 2025	By:	/s/ Carrie Wheeler
	Name:	Carrie Wheeler
	Title:	Chief Executive Officer
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